SSGA ACTIVE TRUST

SPDR SSGA Multi-Asset Real Return ETF

(the “Fund”)

Supplement dated March 10, 2020 to the Summary Prospectus

dated October 31, 2019, as may be supplemented from time to time

Effective March 16, 2020 (the “Effective Date”), John Gulino will no longer serve as a Portfolio Manager of the Fund. Accordingly, as of the Effective Date, all references in the Summary Prospectus to John Gulino as a Portfolio Manager of the Fund are deleted in their entirety.

Robert Guiliano and Michael Martel will remain Portfolio Managers of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

10032020SUP2